UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2021

Financial Institutions, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	0-26481	16-0816610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 Liberty Street Warsaw, New York		14569
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (585) 786-1100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	FISI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 21, 2021, Karl V. Anderson, Jr. notified the Board of Directors (the "Board") of Financial Institutions, Inc. (the "Company") of his intention to not stand for re-election as a director when his current term expires at the 2021 annual meeting of the Company’s shareholders (the "Annual Meeting"). Mr. Anderson has served as a director of the Company since 2006. His decision to not stand for re-election was not due to any disagreement with the Company.

The Company also announced that its Board nominated Mauricio Riveros and Mark Zupan for election as new directors at the Annual Meeting.

The Board has determined to increase the size of the Board from ten to eleven members. This increase will be effective as of the date of the Annual Meeting.

On March 25, 2021, the Company issued a press release announcing the nominations for the Board at the Annual Meeting. A copy of this press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 8.01 Other Events.

The Company has determined that the Annual Meeting will be held on Wednesday, June 16, 2021 at 10:00 a.m. EDT. Given ongoing public health and safety concerns related to COVID-19, the Annual Meeting will be held virtually through the internet or other electronic means in lieu of an in-person meeting. The record date for the Annual Meeting is Wednesday, April 21, 2021.

On March 25, 2021, the Company issued a press release announcing the date, time and location of the Annual Meeting. A copy of this press release is furnished as Exhibit 99.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description	Location
99.1	Press Release issued by Financial Institutions, Inc. on March 25, 2021	Filed Herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Financial Institutions, Inc.

Date: March 25, 2021	By:	/s/ Samuel J. Burruano, Jr.
	Name:	Samuel J. Burruano, Jr.
	Title:	Executive Vice President, Chief Legal Officer
and Corporate Secretary